UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 6, 2007
Spirit AeroSystems Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33160 (Commission File Number)	20-2436320 (I.R.S. Employer Identification Number)
3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices)(zip code)
(316) 526-9000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Cash Incentive Awards . At its regular meeting on February 6, 2007, the Board of Directors of Spirit AeroSystems Holdings, Inc. (“Spirit”) approved annual cash incentive awards for 2006 payable to Spirit officers. The awards approved for the principal executive officer, the principal financial officer, and the executive officers named in Spirit’s Prospectus dated November 20, 2006 were as follows:

Cash Incentive Award
Name and Principal Position	for 2006
Jeffrey L. Turner Chief Executive Officer	$200,000
Ulrich (Rick) Schmidt Executive Vice President and Chief Financial Officer	$100,000
Ronald C. Brunton Executive Vice President and Chief Operating Officer	$350,000
Donald R. Carlisle Vice President/General Manager of the Aerostructures Business Unit	$150,000
Michael G. King Vice President/General Manager of the Propulsion Structures and Systems Business Unit	$150,000
Spirit will provide additional information regarding the compensation of executive officers in its proxy statement for the 2007 annual meeting of shareholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.
Date: February 12, 2007	/s/ Gloria Farha Flentje
Gloria Farha Flentje
Vice President, General Counsel and Secretary

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